Exhibit 10.18

WARNER MUSIC INC.

75 Rockefeller Plaza

New York, New York 10019

December 19, 2013

Stuart Bergen

c/o Warner Music Inc.

75 Rockefeller Plaza

New York, NY  10019

Dear Stuart:

Please refer to the at-will letter agreement (“Agreement”) between Warner Music Inc. (“Company”) and you dated December 21, 2012, effective as of January 1, 2013 (the “Agreement”).

This letter, when countersigned, shall constitute our agreement to amend the Agreement as set forth herein.  Unless otherwise indicated, capitalized terms shall have the meanings set forth in the Agreement.

Paragraph 2 of the Agreement is hereby amended to read as follows:

“2. Annual salary:  $1,000,000 per year, effective January 1, 2014.  You will be paid in accordance with Company’s normal payroll practices.”

Except as expressly amended herein, the terms and provisions of the Agreement shall remain in full force and effect.

If the foregoing correctly sets forth our understanding, please sign below and return this agreement to Company.

WARNER MUSIC INC.

By:	/s/ Paul Robinson

Accepted and Agreed:

/s/ Stuart Bergen
Stuart Bergen